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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       October 13, 2000 (October 11, 2000)


                           OUTBOARD MARINE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                      1-2883                     36-1589715
(State of incorporation       (Commission File Number)      (I.R.S. Employer
   or organization)                                         Identification No.)


                               100 Sea Horse Drive
                            Waukegan, Illinois 60085
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (847) 689-6200


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Item 5.   Other Events

     On October 11, 2000, Outboard Marine Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

Exhibit No.         Description

    99.1            Press Release dated October 11, 2000


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OUTBOARD MARINE CORPORATION


                                          By:  /s/  Robert S. Romano
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                                             Name:  Robert S. Romano
                                             Title: Vice President, General
                                                      Counsel and Secretary

Date:  October 13, 2000


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